SEC File No. 333-61831

                          Filed Pursuant to Rule 497(h)

                              Prospectus Supplement
                       (To Prospectus Dated June 30, 2000)

                            PILGRIM PRIME RATE TRUST

                    44,809.099 Shares of Beneficial Interest

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     During the period of September 18, 2000 through September 19, 2000, Pilgrim
Prime Rate Trust (the "Trust") sold 44,890.099 shares of beneficial interest of the Trust through the Trust's Shareholder Investment Program pursuant to a Distribution Agreement with Pilgrim Securities, Inc. ("PSI") at a sales price of $8.6200 per share.

Gross Proceeds ...............................  $ 386,952.68
Commission to PSI ............................  $       0.00
Net Proceeds to Trust ........................  $ 386,952.68

     On September 15, 2000, the last day of the corresponding pricing period, the last reported sales price of the Shares on the NYSE was 8 3/4.


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

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          The Date of this Prospectus Supplement is September 21, 2000